UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

_______________________________

FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 10, 2026, FreightCar America, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The results for each proposal submitted to a stockholder vote at the Annual Meeting are set forth below. Each of these proposals is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 19, 2026 (the “2026 Proxy Statement”).

Proposal 1 – Election of Directors

Stockholders elected the following Class III directors, each to serve for a three-year term, by the following count:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Elizabeth K. Arnold	9,624,688	2,994,299	2,839,618
James R. Meyer	11,762,326	856,661	2,839,618
Nicholas J. Randall	11,834,911	784,076	2,839,618

Proposal 2 – Advisory Vote to Approve Executive Compensation

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2026 Proxy Statement, by the following count:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,319,940	232,257	66,790	2,839,618

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026, by the following count:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,174,665	25,276	258,664	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

April 15, 2026	By:	/s/ Michael A. Riordan
	Name: Title:	Michael A. Riordan Vice President, Finance, Chief Financial Officer and Treasurer